Confidential | for discussion purposes only GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION EARNINGS PRESENTATION QUARTER ENDED SEPTEMBER 30, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of an inflationary environment; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the coronavirus (“COVID-19”) pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GDLCU generated an annualized net investment income return on equity1 of 7.1% and an annualized net income return on equity1 of 4.9% during the quarter ended September 30, 2022. – For the quarter ended September 30, 2022, we made new investment commitments of $40.3 million in 20 portfolio companies. The fair value of investments as of September 30, 2022 was $54.0 million. The investment income yield2 for the three months ended September 30, 2022 was 8.9%, an increase from 7.7% for the three months ended June 30, 2022. – As of September 30, 2022, we had total investor capital subscriptions of $348.7 million and contributed capital of $68.5 million (19.7% called capital ratio). In addition, after quarter end, we issued one capital call for proceeds of $10.8 million. * Represents an amount less than 1.0%. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 3. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 4. Junior debt consists of second lien and subordinated debt. Quarter Ended June 30, 2022 September 30, 2022 Select Financial Data New investment commitments $29,489,714 $40,290,226 Fair value of investments $22,187,449 $53,989,670 Net income (loss) $63,862 $632,956 Net investment income $80,111 $924,456 Earnings (loss) per weighted average share3 $0.06 $0.18 Net investment income per weighted average share3 $0.07 $0.27 Annualized return on equity – net income1 1.5% 4.9% Annualized return on equity – net investment income1 1.9% 7.1% Asset Mix of New Originations Senior Secured 0%* 1% One Stop 97% 98% Junior Debt4 0% 0% Equity 3% 1%

4 Quarterly Statements of Financial Condition As of June 30, 2022 September 30, 2022 (unaudited) (audited) Assets Investments, at fair value $22,187,449 $53,989,670 Cash 25,654,757 14,629,597 Other assets 190,194 469,722 Total Assets $48,032,400 $69,088,989 Liabilities and Net Assets Distribution payable $63,862 $328,015 Other liabilities 342,490 183,579 Total Liabilities 406,352 511,594 Total Net Assets 47,626,048 68,577,395 Total Liabilities and Net Assets $48,032,400 $69,088,989 Net Asset Value per Share $15.00 $15.00 Common shares outstanding 3,175,070 4,571,826

5 Quarterly Operating Results For the quarter ended June 30, 2022 September 30, 2022 (unaudited) (unaudited) Investment Income Interest income $79,932 $919,683 Fee income 179 4,773 Total Investment Income $80,111 $924,456 Expenses Base management fee, net of waiver $— $— Incentive fee, net of waiver1 — — Incentive fee – capital gains — — Other operating expenses 128,724 287,629 Other operating expenses reimbursement waiver2 (128,724) (287,629) Total Expenses — — Net Investment Income $80,111 $924,456 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on foreign currency transactions ($4,087) ($24,970) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (12,162) (266,530) Net gain (loss) on investments and foreign currency transactions (16,249) (291,500) Net increase/(decrease) in net assets resulting from operations $63,862 $632,956 Per Share Data3 Earnings/(loss) per weighted average share $0.06 $0.18 Net investment income per weighted average share $0.07 $0.27 Distributions declared per share4 $0.04 $0.19 Weighted average common shares outstanding 1,123,117 3,448,343 1. For the quarter ended September 30, 2022, GC Advisors agreed to a waiver of $69,682 of income incentive fees calculated under the Investment Advisory Agreement. 2. For the quarters ended June 30, 2022 and September 30, 2022, GC Advisors and Golub Capital LLC waived reimbursement of $128,724 and $287,629, respectively, for any operating expenses and costs subject to reimbursement by the Company. 3. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 4. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

6 Common Stock and Distribution Information Distributions Paid Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 May 6, 2022 April 2022 734,061.334 July 8, 2022 $0.0001 $47 May 6, 2022 May 20, 2022 May 2022 734,061.334 July 8, 2022 0.0106 7,794 May 6, 2022 June 24, 2022 June 2022 2,128,923.334 September 15, 2022 0.0263 56,021 Total for Quarter Ended June 30, 2022 $0.0370 $63,862 May 6, 2022 July 19, 2022 July 2022 3,175,117.861 September 15, 2022 $0.0960 $304,941 August 5, 2022 August 30, 2022 August 2022 3,175,117.861 November 23, 2022 0.0386 122,582 August 5, 2022 September 20, 2022 September 2022 3,874,395.354 November 23, 2022 0.0530 205,433 Total for Quarter Ended September 30, 2022 $0.1876 $632,956 Distributions Declared Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 5, 2022 October 18, 2022 October 20221 4,571,826.354 December 29, 2022 TBD TBD November 18, 2022 November 21, 2022 November 20222 5,289,257.354 December 29, 2022 TBD TBD November 18, 2022 December 15, 2022 December 20223 TBD March 1, 2023 TBD TBD November 18, 2022 January 17, 2023 January 20234 TBD March 22, 2023 TBD TBD 1. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share. 2. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2022 through November 30, 2022 and the payment of this distribution is $15.00 per share. 3. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2022 through December 31, 2022 and the payment of this distribution is $15.00 per share. 4. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2023 through January 31, 2023 and the payment of this distribution is $15.00 per share.